Exhibit 10.10
EXECUTION COPY
as of July 15, 2008
Cambium Learning, Inc.
313 Speen Street
Natick, MA 01760
          Re: Extension under Limited Waiver and Amendment
Ladies and Gentlemen:
     Reference is made to that certain (a) Credit Agreement dated as of April 12, 2007 (as amended, supplemented, amended and restated or otherwise modified from time to time) (the “Credit Agreement”) among CAMBIUM LEARNING, INC., a Delaware corporation and successor to VSS-CAMBIUM MERGER CORP. (“Borrower”), VSS-CAMBIUM HOLDINGS, LLC, a Delaware limited liability company (“Holdings”), the Subsidiary Guarantors, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), CREDIT SUISSE SECURITIES (USA) LLC as co-syndication agent (in such capacity, “Co-Syndication Agent”), BNP PARIBAS, as co-syndication agent (in such capacity, “Co-Syndication Agent” and together with the other Co-Syndication Agent, the “Syndication Agents”), TD Securities (USA) LLC, as documentation agent (in such capacity, “Documentation Agent”), and BARCLAYS BANK PLC, as issuing bank (in such capacity, “Issuing Bank”), as administrative agent (in such capacity, “Administrative Agent”) for the Lenders and as collateral agent (in such capacity, “Collateral Agent”) for the Secured Parties and the Issuing Bank and (b) Limited Waiver and Amendment, dated as of May 20, 2008 (as amended, supplemented, amended and restated or otherwise modified from time to time) (the “Limited Waiver and Amendment”), among Borrower, Administrative Agent, and Required Lenders, in each case listed on the signature pages thereto. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.
     1. All references in Section 1 of the Limited Waiver and Amendment (including, without limitation, the reference within the definition of Determination Date) to “July 15, 2008” shall be amended and replaced, ab initio, with “11:59 P.M. (New York time) on August 15, 2008”.
     2. This letter agreement shall become effective as of the date, when, and only when, each of the following conditions precedent shall have been (or are or will be substantially concurrently therewith) satisfied: (a) the Administrative Agent (or its counsel) shall have received from the Borrower either (i) a counterpart of this letter agreement signed on behalf of Borrower or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile transmission of a signed signature page of this letter agreement) that Borrower has signed a counterpart of this letter agreement and (b) the Administrative Agent shall have received satisfactory evidence that the Borrower shall have entered into a letter agreement with the Required Note-Holders (as defined in the Senior Unsecured Note Purchase Agreement) modifying the Temporary Waiver and Amendment dated as of May 20, 2008 among Borrower,

Holdings, TCW/CRESCENT MEZZANINE PARTNERS IV, L.P. as administrative agent and the Required Note-Holders in a manner substantially similar to this letter agreement (i.e., solely replacing the references to July 15, 2008 in Section 1 of the Temporary Waiver and Amendment with the date of August 15, 2008 and that otherwise the Temporary Waiver and Amendment shall remain unchanged and in full force and effect).
     Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses incurred in connection with this letter agreement, including the reasonable fees, charges and disbursements of Cahill Gordon & Reindel llp, counsel for the Administrative Agent.
     Except as set forth herein, the Credit Agreement and the Limited Waiver and Amendment shall remain unchanged and in full force and effect. This letter agreement constitutes a Loan Document under the Credit Agreement for all purposes.
     THIS LETTER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The waiver of venue, waiver of jury trial, jurisdiction and consent to service of process provisions set forth in Sections 10.09 and 10.10 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis, in this letter agreement.
     This letter agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this letter agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

Very truly yours,

BARCLAYS BANK PLC, as Administrative Agent, as Issuing Bank, Administrative Agent and Collateral Agent

By:	/s/ David Barton
Name: David Barton
Title: Director

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Rianka Mohan
Name: Rianka Mohan
Title: Vice President

[If a second signature is necessary:]

By:	/s/ Mikhail Faybusovich
Name: Mikhail Faybusovich
Title: Vice President

Acknowledged and Agreed:

CAMBIUM LEARNING, INC.

By:	/s/ Eric Van Ert
Name: Eric Van Ert
Title: Secretary
Extension under Limited Waiver and Amendment

BNP Paribas, as a Lender

By:	/s/ Yung Wu Yung Wu
Vice President

By:	/s/ Maria Bliznakova Maria Bliznakova
Vice President

UNION SQUARE CDO LTD., as a Lender By: Blackstone Debt Advisors L.P. as Collateral Manager

By: Name:	/s/ Dean T. Criares Dean T. Criares
Title:	Authorized Signatory

Monument Park CDO Ltd., as a Lender By: Blackstone Debt Advisors L.P. as Collateral Manager

By: Name:	/s/ Dean T. Criares Dean T. Criares
Title:	Authorized Signatory

INWOOD PARK CDO LTD., as a Lender By: Blackstone Debt Advisors L.P. as Collateral Manager

By: Name:	/s/ Dean T. Criares Dean T. Criares
Title:	Authorized Signatory

CIFC FUNDING 2007-II, LTD., CIFC FUNDING 2007-III, LTD., CIFC FUNDING 2007-IV, LTD., CIFC FUNDING 2007-48, LTD., CIFC FUNDING 2007-50, LTD., as a Lender

By:	/s/ Elizabeth Chow
Name: Elizabeth Chow
Title: Head of Underwriting

ColumbusNova CLO Ltd. 2007-I, as a Lender

By:	/s/ Paul Cal Name: Paul Cal
Title: Associate Director

[If a second signature is necessary:]

By:
Name:
Title:

ColumbusNova CLO IV Ltd. 2007-II, as a Lender
By:	/s/ Paul Cal
	Name:	Paul Cal
	Title:	Associate Director

[If a second signature is necessary:]

By:
Name:
Title:

Very truly yours, BARCLAYS BANK PLC, as Administrative Agent, as Issuing Bank, Administrative Agent and Collateral Agent
By:	/s/ David Barton
	Name:	David Barton
	Title:	Director

By:
Name:
Title:

GoldenTree MultiStrategy Subsidiary, LLC
By:	GoldenTree Asset Management, LP, as a Lender

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Director - Bank Debt

Acknowledged and Agreed:
CAMBIUM LEARNING, INC.

By:	/s/ Eric Van Ert
Name: Eric Van Ert
Title: Secretary
Extension under Limited Waiver and Amendment

Very truly yours, BARCLAYS BANK PLC, as Administrative Agent, as Issuing Bank, Administrative Agent and Collateral Agent
By:	/s/ David Barton
	Name:	David Barton
	Title:	Director

By:
Name:
Title:

GoldenTree MultiStrategy Financing, Limited
By:	GoldenTree Asset Management, LP, as a Lender

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Director - Bank Debt

Acknowledged and Agreed:
CAMBIUM LEARNING, INC.

By:	/s/ Eric Van Ert
Name: Eric Van Ert
Title: Secretary
Extension under Limited Waiver and Amendment

Very truly yours, BARCLAYS BANK PLC, as Administrative Agent, as Issuing Bank, Administrative Agent and Collateral Agent
By:	/s/ David Barton
	Name:	David Barton
	Title:	Director

By:
Name:
Title:

GoldenTree Loan Opportunities IV, Limited
By:	GoldenTree Asset Management, LP, as a Lender

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Director - Bank Debt

Acknowledged and Agreed:
CAMBIUM LEARNING, INC.

By:	/s/ Eric Van Ert
Name: Eric Van Ert
Title: Secretary
Extension under Limited Waiver and Amendment

Very truly yours, BARCLAYS BANK PLC, as Administrative Agent, as Issuing Bank, Administrative Agent and Collateral Agent
By:	/s/ David Barton
	Name:	David Barton
	Title:	Director

By:
Name:
Title:

GoldenTree Loan Opportunities III, Limited
By:	GoldenTree Asset Management, LP, as a Lender

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Director - Bank Debt

Acknowledged and Agreed:
CAMBIUM LEARNING, INC.

By:	/s/ Eric Van Ert
Name: Eric Van Ert
Title: Secretary
Extension under Limited Waiver and Amendment

Very truly yours, BARCLAYS BANK PLC, as Administrative Agent, as Issuing Bank, Administrative Agent and Collateral Agent
By:	/s/ David Barton
	Name:	David Barton
	Title:	Director

By:
Name:
Title:

GoldenTree Capital Opportunities, LP
By:	GoldenTree Asset Management, LP, as a Lender

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Director - Bank Debt

Acknowledged and Agreed:
CAMBIUM LEARNING, INC.

By:	/s/ Eric Van Ert
Name: Eric Van Ert
Title: Secretary
Extension under Limited Waiver and Amendment

Sargas CLO I, Ltd. by Sargas Asset Management, LLC, its Portfolio Manager
By:	/s/ Michael P. King
	Name:	Michael P. King
	Title:	Senior Managing Director

TORONTO DOMINION (TEXAS) LLC, as a Lender
By:	/s/ Debbi L. Brito
	Name:	Debbi L. Brito
	Title:	Authorized Signatory